Filed pursuant to Rule 497(e)

Registration No. 333-186044

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2013

BLACKSTONE ALTERNATIVE ALPHA FUND II

Advisor Class I, Advisor Class II and Advisor Class III shares

345 Park Avenue

28th Floor

New York, New York 10154

212-583-5000

The prospectuses of Blackstone Alternative Alpha Fund II (the “Fund”), dated July 1, 2013 (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting Citi Fund Services Ohio, Inc. at

1-888-386-9490. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

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INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund and Blackstone Alternative Alpha Master Fund (the “Master Fund”), as well as the principal risks associated with the Fund’s and the Master Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various private investment funds (“Investment Funds”) in which the Master Fund invests are not subject to the investment policies of the Fund and the Master Fund and may have different or contrary investment policies.

FUNDAMENTAL INVESTMENT POLICIES

The Fund and the Master Fund may (except as noted below):

(1)	Borrow money, make loans or issue senior securities to the fullest extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations or orders may be amended from time to time.

(2)	Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not considered to represent an industry.

(3)	Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(4)	Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Fund and the Master Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Fund and Master Fund each may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see “Risks Associated With the Investment Manager and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged” in the Prospectus.

The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund and Master Fund each may only make loans if expressly permitted to do so by its investment policies, and the Fund and Master Fund each may not make loans to persons who control or are under common control with the Fund and Master Fund, respectively. Thus, the 1940 Act effectively prohibits the Fund and Master Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund and Master Fund each may, however, make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund and Master Fund each retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the Fund’s or the Master Fund’s, as applicable, total assets.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund or Master Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund or Master Fund, respectively, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund or Master Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

Neither the Fund nor the Master Fund anticipates issuing any class of senior security that is a stock. Under the 1940 Act, the issuance of any other type of senior security by the Fund or Master Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board of Trustees (of the Fund or Master Fund, respectively), with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). If the Fund or Master Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund or Master Fund (as applicable) would be largely dependent on the performance of that industry or industries. The industry concentration policy of each of the Fund and Master Fund does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) for temporary defensive purposes or in order to remain fully invested, including during the period during which the net proceeds of the offering are being invested. For purposes of this fundamental investment policy, Investment Funds are not considered part of any industry or group of industries. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will prohibit the Fund from investing in the Master Fund. For purposes of determining compliance with Fundamental Investment Restriction (2), neither the Fund nor the Master Fund will consider portfolio investments held by the Investment Funds.

Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund and Master Fund. Except as described herein, the Fund and Master Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) of the Fund or Master Fund apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Investment Manager to be of comparable quality), or change in the percentage of the Fund’s or Master Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s or Master Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s or Master Fund’s total assets, will not require the Fund or Master Fund (as applicable) to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Investment Manager will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT

FUNDS AND RELATED RISKS

As discussed in the Prospectus, the Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which in turn invests its assets in Investment Funds, which pursue a variety of investment strategies. Through its investment in the Master Fund, the Fund is indirectly exposed to the investment practices of the Investment Funds and the related risks. Blackstone Alternative Asset Management L.P., the investment adviser to the Fund and the Master Fund (the “Investment Manager” or “BAAM”), oversees the investment management services provided to the Fund and the Master Fund. Additional information regarding the types of securities and financial instruments in which the managers of the Investment Funds (“Portfolio Managers”) may invest the assets of Investment Funds, and certain of the investment techniques that may be used by Portfolio Managers, are set forth below. As there is no limit on the types of investments the Investment Funds may make, however, this cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial. The Master Fund’s investments in Investment Funds will likely give rise to taxable income in excess of the cash distributed to it by those Investment Funds. In order to make distributions of its income, it is possible the Master Fund will borrow or dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of distributions by the Fund and the Master Fund.

Portfolio Turnover

A Portfolio Manager may trade an Investment Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly by the Fund and the Master Fund, and which may adversely affect the Fund’s and the Master Fund’s performance. It also may give rise to income that is taxed earlier and/or at higher rates for Investors than would be the case in the absence of such turnover, including through the realization of capital gains or other types of income that are taxable to Investors when distributed by the Fund to them, unless those Investors are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. The after-tax impact of portfolio turnover is generally not considered when making investment decisions for an Investment Fund. See “Tax Considerations” in the Prospectus and “Taxes” in this Statement of Additional Information for more information.

Non-Diversified Portfolio

The Fund is not required to satisfy the requirements for diversified funds. The Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

The Fund must meet a diversification test to qualify as a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.

Organization and Management of the Wholly-Owned Subsidiary

A portion of the Fund’s assets (up to 25%) may be invested in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund, which is an exempted company with limited liability formed under the laws of the Cayman Islands. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. The Subsidiary has a board of directors. BAAM expects to invest the Subsidiary’s assets in various Investment Funds. The Fund does not intend to sell or transfer shares of the Subsidiary to any third party.

Accelerated Transactions

In order to take advantage of certain available investment opportunities, the Investment Manager and/or Portfolio Managers may need to make investment decisions on an expedited basis. In such cases, the information available to the Investment Manager and/or the Portfolio Manager at the time of an investment decision may be limited. The Investment Manager and/or the Portfolio Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, the Master Fund and/or an Investment Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund, the Master Fund and/or an Investment Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which an Investment Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), an Investment Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce an Investment Fund’s net asset value at the time accrued, even though, in some cases, the Investment Fund ultimately will not pay the related tax liabilities. Conversely, an Investment Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Investment Funds will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce an Investment Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause an Investment Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Securities Lending

An Investment Fund may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Investment Fund’s ability to vote the securities. If a loan is collateralized by cash, the Investment Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Investment Fund’s earnings on the collateral. As with other extensions of credit, the Investment Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Investment Fund also bears the risk that the value of investments made with collateral may decline. The Investment Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Investment Fund may have the right to call loans at any time on reasonable notice. However, the Investment Fund bears the risk of delay in the return of the security, impairing the Investment Fund’s ability to vote on such matters. A Portfolio Manager may retain lending agents on behalf of an Investment Fund that are compensated based on a percentage of the Investment Fund’s return on its securities lending. The Investment Funds may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Depositary Receipts

Investment Funds may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly.

Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks Arising from Investment Activities of the Investment Funds—Non-U.S. Securities.” Depositary Receipts also may be subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, an Investment Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Warrants and Rights

Investment Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Investment Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit an Investment Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Investment Fund would otherwise wish.

Non-Standard Warrants. Investment Funds may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Futures, Options and Derivative Instruments” and “—Risk of Counterparty Default” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Investment Fund wishes to sell it.

Options and Futures

Investment Funds may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while an Investment Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Investment Fund’s performance. The Fund (and the Master Fund) is a commodity pool under the Commodity Exchange Act (“CEA”) and BAAM is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund (and the Master Fund). As a result, additional Commodity Futures Trading Commission (“CFTC”)-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

Options on Securities and Indices. Investment Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, an Investment Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Investment Fund to sell the security at the higher exercise price or to close out the option at a profit.

By using put options in this manner, the Investment Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by an Investment Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Investment Fund and transaction costs.

Among other reasons, an Investment Fund may purchase call options to hedge against an increase in the price of securities the Investment Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Investment Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Investment Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Investment Fund. Thus, for a call option purchased by an Investment Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Investment Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because an Investment Fund receives a premium for writing a put or call option, an Investment Fund may seek to increase its return by writing call or put options on securities or indices. The premium an Investment Fund receives for writing an option will increase the Investment Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium an Investment Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

An Investment Fund may write a call option on a security or other instrument held by the Investment Fund (commonly known as “writing a covered call option”). In such case, the Investment Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, an Investment Fund may write a call option on securities in which it may invest but that are not currently held by the Investment Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase an Investment Fund’s income with minimal capital risk. However, when securities prices increase, the Investment Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Investment Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Investment Fund does not own are riskier than calls written on securities owned by the Investment Fund because there is no underlying security held by the Investment Fund that can act as a partial hedge. When such a call is exercised, the Investment Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Investment Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

An Investment Fund also may write a put option on a security. In so doing, the Investment Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. An Investment Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, an Investment Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. An Investment Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, an Investment Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. An Investment Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If an Investment Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when an Investment Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that an Investment Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by an Investment Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Investment Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when an Investment Fund seeks to close out an option position. If an Investment Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Investment Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, an Investment Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Investment Fund’s portfolio securities decline. If an Investment Fund writes a call option and does not hold the underlying security or instrument, the amount of the Investment Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, an Investment Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by an Investment Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Investment Funds, the Fund, the Master Fund, the Investment Manager, Portfolio Manager(s) and other clients of the Investment Manager or Portfolio Manager(s) may constitute such a group. These limits could restrict an Investment Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. Investment Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Investment Funds’ use of currency options.)

Futures. Investment Funds may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade—known as “contract markets”—approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Investment Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)

Index Futures. An Investment Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Investment Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. Investment Funds may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by an Investment Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Investment Funds also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. Investment Funds may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of Investment Funds’ use of currency futures.)

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Investment Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, an Investment Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, an Investment Fund may hedge against a possible increase in the price of securities the Investment Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, an Investment Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Investment Funds’ use of options on currency futures.)

An Investment Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Investment Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Investment Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Investment Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, an Investment Fund may realize a loss on the futures contract at the same time the Investment Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, an Investment Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, an Investment Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by an Investment Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Investment Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Investment Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

An Investment Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Investment Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Investment Fund does not then invest in those securities, the Investment Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Investment Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that an Investment Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when an Investment Fund seeks to close out a futures or option on a futures contract position, and that Investment Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, an Investment Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Investment Fund’s net assets will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Investment Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if an Investment Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Investment Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if an Investment Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Investment Fund, the Investment Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, an Investment Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Investment Fund was held by the futures broker.

An Investment Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Portfolio Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, an Investment Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, an Investment Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when an Investment Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent an Investment Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Investment Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Investment Fund to enforce its contractual rights may lead the Investment Fund to decide not to pursue its claims against the counterparty. An Investment Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Investment Fund has incurred the costs of litigation. In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that an Investment Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).

Swap Contracts and Other Two-Party Contracts

Investment Funds may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. Investment Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease an Investment Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names.

An Investment Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, an Investment Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. An Investment Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, an Investment Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, an Investment Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Investment Fund. In such an instance, the Investment Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Investment Fund’s portfolio, the Investment Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. An Investment Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, an Investment Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

An Investment Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below.

In addition, an Investment Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, an Investment Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. An Investment Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Investment Fund in the event of a default

(or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Investment Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. An Investment Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

An Investment Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Investment Fund will receive a premium from its counterparty in return for the Investment Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, an Investment Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Investment Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Investment Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

An Investment Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Investment Funds may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Investment Funds’ use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. An Investment Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. An Investment Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Investment Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, Investment Funds may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars. Investment Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in

Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. An Investment Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Investment Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Investment Fund. If the counterparty defaults, an Investment Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Investment Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an Investment Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Investment Fund. The cost and unpredictability of the legal proceedings required for the Investment Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when an Investment Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent an Investment Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Investment Fund. The Investment Fund, therefore, assumes the risk that it may be unable to obtain payments the Portfolio Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Investment Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legal and Regulatory Risk” below for more information.

An Investment Fund’s ability to enter into these transactions may be affected by tax considerations.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose an Investment Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, Investment Funds may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by such Investment Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of an Investment Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on an Investment Fund’s operations.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which an Investment Fund’s assets are denominated, or in which an Investment Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Investment Fund. Similarly, currencies in which an Investment Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Investment Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and an Investment Fund may not be able to covert these currencies into U.S. dollars, in which case the Portfolio Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

Investment Funds may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Investment Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of an Investment Fund and the Investment Fund’s performance benchmark or index. Investment Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce an Investment Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of an Investment Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by an Investment Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.

An Investment Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, an Investment Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.)

An Investment Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of an Investment Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options.)

Repurchase Agreements

An Investment Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Investment Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford an Investment Fund the opportunity to earn a return on temporarily available cash without market risk, although the Investment Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Investment Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Investment Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Risk of Counterparty Default” in the Prospectus.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Investment Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). See, for example, “Options and Futures—Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of an Investment Fund that invests in floating rate fixed income securities cannot be predicted with certainty. The future income of an Investment Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Investment Funds may invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady Bonds, Euro Bonds and Zero Coupon Securities, described below.

Cash and Other High Quality Investments

The Investment Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Investment Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of an Investment Fund, the Investment Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Investment Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Investment Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an Investment Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an Investment Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. An Investment Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for an Investment Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). An Investment Fund may also invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts—Swap Contracts” above.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and other Real Estate-Related Investments

Investment Funds may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REIT”s) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment funds that invest in real estate or real estate-related companies. Investment Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to an Investment Fund’s investment in U.S. REITs.

By investing in REITs indirectly through an Investment Fund, investors will bear not only their proportionate share of the expenses of the Investment Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit- card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed-income securities described in the Prospectus under “Risks Arising from Investment Activities of the Investment Funds” and elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by an Investment Fund. The Investment Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, an Investment Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

Investment Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). Investment Funds may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which an Investment Fund invests. Investment Funds may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, an Investment Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which an Investment Fund is also invested, this would tend to increase the Investment Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

Investment Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Portfolio Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, Investment Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Investment Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. An Investment Fund’s investments in Below Investment Grade Securities may be more dependent on the Portfolio Manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of an Investment Fund. Some Below Investment Grade Securities in which an Investment Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Distressed or Defaulted Instruments

Investment Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). An Investment Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub- performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Investment Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Portfolio Manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the Portfolio Manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, an Investment Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Investment Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for an Investment Fund. See “Taxes” below for more information.

Investment Funds’ Exposure to Lehman Brothers Bankruptcy and Its Affiliates’ Insolvency. On or about September 15, 2008, Lehman Brothers Holdings Inc. (“Lehman Holdings”) filed for protection under Chapter 11 of the United States Bankruptcy Code, Lehman Brothers International (Europe) Ltd. (“LBIE”) was placed into administration in the United Kingdom, Lehman Brothers Inc., a U.S. broker-dealer (“LBI”), became subject to protection of and possible sale or liquidation by the U.S. Securities Investor Protection Corporation, and other affiliates of Lehman Holdings suspended operations (the foregoing entities, collectively, “Lehman”). Some of the Investment Funds may have engaged in business with Lehman and/or have counterparty exposure to Lehman that such Investment Funds have not yet been able to recover. It is currently unknown whether or when such Investment Funds will ultimately be able to recover any assets that are in Lehman’s possession or subject to Lehman’s control, although it is expected that any such recovery may take months or years. Such Investment Funds may write down the value of their exposure to Lehman or may take steps to segregate their exposure to Lehman so that only existing investors will participate in the recovery and bear any costs related to such Investment Funds’ exposure to Lehman. To the extent the Fund and the Master indirectly participate in such Lehman exposure, they will be subject to the valuation uncertainties surrounding the Lehman claims. In some cases, Investment Funds with significant Lehman claims may be unable to value their portfolios.

Merger Arbitrage Transactions

Investment Funds may engage in merger arbitrage transactions, where an Investment Fund will purchase securities at prices below the Portfolio Manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Investment Fund may decline sharply and result in losses to the Investment Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers—the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, an Investment Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by an Investment Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Investment Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Brady Bonds

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

An Investment Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Investment Fund may be required to distribute the accrued income to its shareholders, even though the Investment Fund is not receiving the income in cash on a current basis. Thus, an Investment Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

Investment Funds may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Investment Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which an Investment Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. Investment Funds may invest in inflation indexed bonds. Investment Funds may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Investment Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Investment Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.

Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by an Investment Fund from inflation indexed bonds are included in the Investment Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Investment Fund, even though principal is not paid until maturity.

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

Investment Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, an Investment Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Portfolio Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. An Investment Fund generally does not earn income on the securities it has committed to purchase until after delivery. An Investment Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Investment Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Investment Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

Investment Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Investment Funds may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer an Investment Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by an Investment Fund may be below investment-grade.

When investing in a loan participation, an Investment Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Investment Fund must rely on the seller of the participation interest not only for the enforcement of the Investment Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Investment Fund to greater delays, expenses, and risks than if the Investment Fund could enforce its rights directly against the borrower. In addition, the Investment Fund generally will have no rights of set-off against the borrower, and the Investment Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Investment Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Investment Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Investment Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to an Investment Fund. For example, if a secured loan is foreclosed, the Investment Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Investment Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness an Investment Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

A Portfolio Manager may, with respect to its management of investments in certain loans for an Investment Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, the Portfolio Manager may seek to avoid receiving material, non-public information about the borrowers to which the Investment Fund may lend (through assignments, participations or otherwise). A Portfolio Manager’s decision not to use material, non-public information about borrowers may place the Portfolio Manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, a Portfolio Manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from an Investment Fund’s point of view may be materially and adversely affected.

When a Portfolio Manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by an Investment Fund or other accounts managed by the Portfolio Manager (either intentionally or inadvertently), the Portfolio Manager’s ability to trade in other securities of the issuers of these loans for the account of the Portfolio Manager will be limited pursuant to applicable securities laws. Such limitations on the Portfolio Manager’s ability to trade could have an adverse affect on an Investment Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by an Investment Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Investment Fund to pay additional cash on demand. These commitments may have the effect of requiring the Investment Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Trade Claims. Investment Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if an Investment Fund does receive payment, it may be in an amount less than what the Investment Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

Investment Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by an Investment Fund of portfolio securities concurrently with an agreement by the Investment Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Investment Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which an Investment Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Investment Fund foregoes principal and interest paid on the securities. The Investment Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, an Investment Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Investment Fund’s right to repurchase the securities. Furthermore, in that situation an Investment Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Investment Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). An Investment Fund’s use of reverse repurchase agreements also subjects the Investment Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Futures, Options and Derivative Instruments” and “—Risk of Counterparty Default” in the Prospectus.

Commodity-Related Investments

Investment Funds may invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). Investment Funds may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

Investments Funds may invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

Investment Funds may invest in illiquid securities.

A Portfolio Manager also may deem certain securities to be illiquid as a result of the Portfolio Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Portfolio Manager’s ability to trade such securities for the account of any of its clients, including the Investment Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of an Investment Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, an Investment Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. An Investment Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. An Investment Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Investment Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Investment Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an Investment Fund’s net assets. The judgment of the Portfolio Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. Investment Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Investment Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, an Investment Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes an Investment Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Investment Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which an Investment Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Investment Funds may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Short Sales

Investment Funds may seek to hedge investments or realize additional gains through short sales. An Investment Fund may make short sales “against the box,” meaning the Investment Fund may make short sales where the Investment Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If an Investment Fund makes a short sale against the box, the Investment Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Investment Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. An Investment Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

An Investment Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Investment Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Investment Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Investment Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Investment Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Investment Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. An Investment Fund also will incur transaction costs in effecting short sales that are not against the box.

An Investment Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Investment Fund replaces the borrowed security or currency. An Investment Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest an Investment Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of an Investment Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, an Investment Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Investment Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, an Investment Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Investment Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. An Investment Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Investment Fund to economic risks similar to those associated with shorting securities directly.

Noncash Income

Certain investments made by Investment Funds may give rise to taxable income in excess of the cash received by Investment Funds from those investments. In order to make distributions of its income, it is possible that the Investment Funds will dispose of certain of their investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of investments that may result in noncash income.

Lack of Correlation Risk; Hedging

There can be no assurance that the short positions that an Investment Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Portfolio Manager anticipated would be offsetting (such as short and long positions in securities or currencies held by an Investment Fund) could result in significant losses for the Investment Fund.

To the extent the Portfolio Manager employs a hedging strategy for an Investment Fund, the success of any such hedging strategy will depend, in part, upon the Portfolio Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur that may adversely affect the Fund, the Master Fund or the Investment Funds. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund, the Master Fund or the Investment Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund, the Master Fund or the Investment Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s, the Master Fund’s and/or an Investment Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund, the Master Fund and/or an Investment Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund, the Master Fund or the Investment Funds may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if an Investment Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Portfolio Manager and its affiliates may be aggregated for this purpose. The trading decisions of the Portfolio Manager may have to be modified and positions held by the Investment Funds may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Investment Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where an Investment Fund may trade have adopted reporting requirements. If an Investment Fund’s short positions or its strategy become generally known, it could have a significant effect on the Portfolio Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by an Investment Fund forcing the Investment Fund to cover its positions at a loss. Such reporting requirements may also limit the Portfolio Manager’s ability to access management and other personnel at certain companies where the Portfolio Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as an Investment Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Investment Fund could decrease drastically. Such events could make an Investment Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict an Investment Fund’s ability to engage in short sales in certain circumstances, and the Investment Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for an Investment Fund to execute certain investment strategies and may have a material adverse effect on the Investment Fund’s ability to generate returns.

Pending federal legislation would require the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. Investment Funds that invest in loans could be adversely affected by the regulation. The effect of any future regulatory change on the Investment Fund could be substantial and adverse.

Lack of Operating History

As of the date of this SAI, the Fund has no operating history and each of the Master Fund and the Subsidiary has only a limited operating history. Therefore, there is no or limited operating history to evaluate the future performance of the Fund, the Master Fund and the Subsidiary. The past performance of other investment funds managed by the Investment Manager cannot be relied upon as an indicator of the Fund’s or the Master Fund’s success, in part because of the unique nature of the Fund’s and the Master Fund’s investment strategy. An Investor in the Fund must rely upon the ability of the Investment Manager in identifying and implementing investments for the Master Fund. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for the Master Fund.

MANAGEMENT

Board’s Oversight Role in Management

The Board provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Fund’s Board also serves as the board of trustees of the Master Fund. References hereinto the “Board” or the “Board of Trustees” refer to the board of trustees of the Fund or of the Master Fund, as appropriate.

The trustees of the Board (the “Trustees”) are not required to contribute to the capital of the Fund or the Master Fund or to hold Shares of the Fund or the Master Fund. A majority of the Trustees of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund and the Master Fund, respectively (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund and the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Board Composition and Fund Leadership Structure

The identity of the Trustees and officers of each of the Fund and the Master Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Asset Management L.P., 345 Park Avenue, 28th Floor, New York, New York 10154. Each Trustee who is deemed to be an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, is indicated by an asterisk.

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee
John M. Brown (1959)	Trustee	Since inception	Retired (2012 - Present) Independent Consultant (2010 - 2012) Principal, Aquiline Holdings (Private Equity) (2006 - 2010)	4	N/A

Frank J. Coates (1964)	Trustee	Since inception	CEO, Wheelhouse Analytics, LLC (2010 - Present) CEO, Coates Analytics, LP (PNC Bank) (2005 - 2010)	4	Member of Board of Managers of Evermore Global Advisors, LLC

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee
Paul J. Lawler (1948)	Trustee	Since inception	Private Investor (2010 - Present) VP Investments & Chief Investment Officer, W.K. Kellogg Foundation (1997 - 2009)	4	Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Funds (8 portfolios); Trustee (Audit Committee and Finance Committee Member), American University in Cairo

Kristen Leopold (1967)	Trustee	Since inception	Managing Member, KL Associates LLC (CFO Consulting) (2005 - Present) Member and CFO, WFL Real Estate Services, LLC (2005 - Present)	4	Trustee, Central Park Group Multi–Event Fund; Trustee, CPG JP Morgan Alternative Strategies Fund, LLC; Trustee, CPG Carlyle Private Equity Fund, LLC; Trustee, CPG Carlyle Private Equity Master Fund, LLC

*	Term of office of each Trustee is indefinite. Any Trustee of the Fund or the Master Fund may be removed from office in accordance with the Declaration of Trust.
**	The “Fund Complex” consists of Blackstone Alternative Alpha Fund, the Fund, the Master Fund, and Blackstone Alternative Multi–Manager Fund.

Name and Year of Birth of Interested Trustee	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee
Peter Koffler*** (1958)	Trustee	Since inception	Senior Managing Director, Blackstone Alternative Asset Management L.P. (“BAAM”) (2012 - Present) Chief Compliance Officer, The Blackstone Group L.P. (2013 - Present) General Counsel, BAAM (2010 - Present) Managing Director, BAAM (2006 - 2012) Chief Compliance Officer, BAAM (2008 - 2012)	4	N/A

*	Term of office of each Trustee is indefinite. Any Trustee of the Fund or the Master Fund may be removed from office in accordance with the Declaration of Trust.
**	The “Fund Complex” consists of Blackstone Alternative Alpha Fund, the Fund, the Master Fund, and the Blackstone Alternative Multi-Manager Fund.
***	Peter Koffler is an Interested Trustee because of his position with the Investment Manager.

Name and Year of Birth of Officers	Position(s) Held with each of the Fund and the Master Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	January 2013 to present	Vice President, BAAM (2011 - Present) Associate, BAAM (2010 - 2011) Associate, Merrill Lynch and Bank of America Merrill Lynch (2008 - 2010)

Brian F. Gavin (1969)	President (Principal Executive Officer)	January 2013 to present	Chief Operating Officer & Senior Managing Director**, BAAM (2007 - Present)

Name and Year of Birth of Officers	Position(s) Held with each of the Fund and the Master Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hayley Stein (1977)	Chief Compliance Officer	January 2013 to present	Managing Director**, BAAM (2011 - Present) Chief Compliance Officer, BAAM (2013 - Present) Vice President, BAAM (2006 - 2011)

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	January 2013 to present	Chief Financial Officer & Managing Director**, BAAM (2007 - Present)

Scott Sherman (1975)	Chief Legal Officer	January 2013 to present	Managing Director**, BAAM (2009 - Present) Vice President, BAAM (2007- 2009)

*	Term of office of each Officer is indefinite.
**	Executive title, not a board directorship.

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund, the Master Fund, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of January 1, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in the Master Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
John M. Brown	$0	$0		$0
Frank J. Coates	$0	$0	Over $	100,000
Paul J. Lawler	$0	$0		$0
Kristen M. Leopold	$0	$0		$0
Peter Koffler	$0	$0		$0

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund or the Master Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund or the Master Fund as of January 1, 2013:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John M. Brown	N/A	N/A	N/A	N/A	N/A
Frank J. Coates	N/A	N/A	N/A	N/A	N/A
Paul J. Lawler	N/A	N/A	N/A	N/A	N/A
Kristen M. Leopold	N/A	N/A	N/A	N/A	N/A

Compensation of Trustees and Officers

Each of the Fund and the Master Fund pays no compensation to any of its officers or to the Trustees listed above who are interested persons of the Fund or Master Fund. The Independent Trustees are each paid by the Fund and Master Fund $20,000 per fiscal year in aggregate for their services to the Fund and the Master Fund, for which the Independent Trustees serve as trustees, and the Trustees are reimbursed by the Fund and the Master Fund for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund or the Master Fund. The following table sets forth information covering the total compensation payable by the Fund and the Master Fund during its fiscal year ending March 31, 2014 to the persons who serve, and who are expected to continue serving, as Trustees of the Fund and the Master Fund during such period:

Trustee	Aggregate Compensation From Fund and Master Fund	Total Compensation From Fund, Master Fund and Fund Complex
John M. Brown	$20,000	$53,000
Frank J. Coates	$20,000	$50,000
Paul J. Lawler	$20,000	$50,000
Kristen M. Leopold	$22,000	$55,000
Peter Koffler	$0	$0

*	Because the Fund has not completed a full fiscal year since its organization, figures in the table for the Fund are based on estimates for the current fiscal year.

Trustee Qualifications

Information About Each Trustee’s Experience, Attributes, Skills, or Qualifications for Board Membership

The Board has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board members: his or her character and integrity; his or her professional experience; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Koffler, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with BAAM, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Board has considered the following particular attributes as to the various individual Trustees:

Mr. Brown, investment management experience and experience as a board member and/or executive officer of various businesses and other organizations.

Mr. Coates, business and finance expertise and training as a Chartered Financial Analyst and experience as a chief executive officer, board member and/or executive officer of various registered investment companies and other businesses within the asset management industry.

Mr. Lawler, business, finance and investment management expertise, training as a Chartered Financial Analyst, and experience as a chief investment officer, board member and/or executive officer of various large independent universities, foundations, registered investment companies, businesses and other organizations.

Ms. Leopold, business, finance and accounting expertise and training as a Certified Public Accountant and experience as a chief financial officer and/or auditor and manager at an alternative asset management company and a multi-national accounting firm.

Mr. Koffler, professional training and experience as a business lawyer focusing on the investment management industry and his perspective on Board matters as a senior executive of BAAM.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Leadership Structure and Risk Oversight

The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for ensuring that the Fund is managed in the best interests of its shareholders. The Board will regularly review the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by BAAM and its affiliates and by the Fund’s other service providers. Beginning in 2015, at least annually the Board will review and evaluate the fees and operating expenses paid by each Fund for these services. In carrying out these responsibilities, the Board will be assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Fund’s Chief Compliance Officer reports directly to the Board.

Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, BAAM, and other affiliated parties. The Independent Trustees will meet regularly as a group in executive session without representatives of BAAM present. An Independent Trustee currently serves as Chairman of the Board of Trustees of the Fund.

Taking into account the number and complexity of the registered investment companies overseen by the Board of Trustees within the Fund Complex and the amount of assets under management in the Fund, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee consists exclusively of Independent Trustees.

The Board of Trustees has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, BAAM, the Board will regularly receive reports, including reports from BAAM and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board’s committee structure allows separate committees to focus on different aspects of these risks within the scope of the committee’s authority and their potential impact on some or all of the funds, and to discuss with BAAM the ways in which BAAM monitors and controls such risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters typically will be summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the committees is subject to substantial limitations.

Standing Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.

Audit Committees.

The Audit Committees of the Fund and Master Fund, which each consists of Ms. Leopold and Messrs. Coates and Lawler, provide oversight with respect to the accounting and financial reporting policies and practices of the Fund and the Master Fund and, among other things, consider the selection of an independent registered public accounting firm for the Fund and the scope of the audit, and approve all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, BAAM and certain affiliates.

Nominating Committees.

The Nominating Committees of the Fund and Master Fund, which each consists of Messrs. Brown, Coates and Lawler, meet to select nominees for election as Trustees of the Fund and the Master Fund, respectively, and consider other matters of Board policy, including reviewing and making recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Nominating Committees to consider nominees properly submitted by Investors.

Other Accounts Managed by Master Fund Portfolio Managers (as of May 1, 2013)

The table below identifies, for each named portfolio manager of the Master Fund (a “Master Fund Portfolio Manager”), the number of accounts (other than the fund with respect to which information is provided) for which the Master Fund Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment funds and other separate accounts is reported based on the Investment Manager’s practice of naming a particular individual to maintain oversight responsibility for each account. Where the named individual has been assigned primary responsibility for oversight of a private pooled investment fund or separate account, that account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that account.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based	Beneficial Ownership of Equity Securities in the Fund
Alberto Santulin	N/A	0	$0	0	$0	0
John (JT) Shields	N/A	0	$0	0	$0	0

Compensation of Portfolio Manager(s)

The Master Fund Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Master Fund Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager;

the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Master Fund Portfolio Manager in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

CODES OF ETHICS

The Fund, the Master Fund, the Investment Manager and the Distributor have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s and the Master Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund will commence operations on or following the date of this SAI, and therefore, no Investor owns beneficially more than 5% of the outstanding shares of the Fund as of the date of this SAI.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

As detailed in the Prospectus, the Investment Manager is the investment adviser of the Fund and the Master Fund and as such, has responsibility for the management of the Fund’s and the Master Fund’s affairs, under the supervision of the Board of Trustees. The Blackstone Group L.P. (“Blackstone”), founded in 1985, is one of the world’s leading investment and advisory firms. Blackstone Alternative Asset Management L.P. (the “Investment Manager” or “BAAM”), the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. Blackstone is a publicly traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX.” BAAM’s business is built on long-term, value-added relationships with clients around the globe. As of May 1, 2013, BAAM had approximately $49 billion (unaudited) in assets under management.

The Investment Manager does not charge the Fund a management fee, but charges the Master Fund a management fee, of which the Fund indirectly bears a pro rata share. The method of calculating the management fees payable by the Master Fund is described in the Prospectus under “Management of the Fund—Investment Manager.”

Administrator

Citi Fund Services Ohio, Inc. (the “Administrator”), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator to the Fund and the Master Fund pursuant to an Administration Agreement between the Fund and the Administrator and a separate Administration Agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). The Administrator provides certain administrative, accounting and investor services to the Fund and the Master Fund, as set forth in the Prospectus. The Administrator furnishes at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under the Administration Agreements. The Administrator is not required to pay the compensation of any employee of the Fund or the Master Fund retained by the Boards of the Fund or Master Fund to perform services on behalf of the Fund or the Master Fund. See the section entitled “Management of the Fund—The Administrator” in the Prospectus.

Custodian

Citibank, N.A. (the “Custodian”), located at 388 Greenwich Street, New York, NY 10013, serves as the custodian of the Fund’s assets and the Master Fund’s assets pursuant to a Custodian Services Agreement between the Fund and the Custodian and a separate Custodian Services Agreement between the Master Fund and the Custodian. See the section entitled “Management of the Fund—The Custodian” in the Prospectus.

Independent Registered Public Accounting Firm

The Fund’s and the Master Fund’s independent registered public accounting firm is Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281. Deloitte & Touche LLP conducts an annual audit of the Fund’s and Master Fund’s financial statements.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund and the Master Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. The proxy voting policies and procedures of the Investment Manager are attached as Appendix A. Information regarding how the Fund and the Master Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (1) without charge, upon request, by calling toll free, 1-888-386-9490 and (2) on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. In most instances, the Master Fund will purchase securities directly from an Investment Fund, and such purchases by the Master Fund may be, but generally are not, subject to transaction expenses. Nevertheless, the Master Fund anticipates that some of its portfolio transactions may be subject to expenses. It is the policy of the Master Fund and Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Master Fund and Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Master Fund and Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Investment Manager generally seeks reasonably competitive spreads or commissions, the Master Fund and Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Investment Manager seeks to obtain the best overall terms available for the Master Fund and Fund. In assessing the best overall terms available for any transaction, the Investment Manager considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Manager may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Consistent with any guidelines established by the Board of the Master Fund or Fund, as applicable, and Section 28(e) of the Exchange Act, the Investment Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Manager to its discretionary clients, including the Master Fund and the Fund. In addition, the Investment Manager is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Manager or the Fund’s principal underwriter) and to take into account the sale of shares of the Fund if the Investment Manager believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Investment Funds

Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds. In addition, the order execution practices of the Investment Funds may not be transparent to the Master Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers. The Investment Manager expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Master Fund or Fund would consider. Investment Funds may not be subject to the same regulatory restrictions as the Master Fund on principal and agency transactions. The Master Fund and Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Investment Funds may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Manager or its affiliates rather than the Investment Fund.

TAXES

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular Investors. Investors should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The Fund intends to invest substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will be as a result of distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their Investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including capital gain dividends, as defined below).

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC. Whether the Fund meets asset diversification test described above will depend on whether the Master Fund qualifies as a RIC. If the Master Fund were to fail to qualify as a RIC and were ineligible to or otherwise were not to cure such failure, the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by an Investor of the Fund (or the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Loss Carryforwards.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long–term capital gains, and short-term capital loss carry forwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual Investor report for each fiscal year.

Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case that it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.

Taxation of Investors

Distributions by the Fund.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long an Investor has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Investor and Fund level.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its shares.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional shares. An Investor whose distributions are reinvested in shares under the Automatic Dividend Reinvestment Plan generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the Investor for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the Investor. If the Fund pays dividends pursuant to a Cash-or-Shares Election (as defined in the Prospectus), an Investor will be treated as having received a dividend equal to the full amount of the distribution, including the portion payable in shares. See “Tax Risks of Investing in the Fund” in the Prospectus for further discussion.

A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s shares below the Investor’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Qualified Dividend Income.

In order for some portion of the dividends received by a Fund Investor to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Investor must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or Investor level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of an Investor taxed as an individual, provided the Investor meets the holding period and other requirements described above with respect to the Fund’s shares. For information regarding qualified dividend income received by the Fund from the Master Fund, see “Investment in Master Fund,” below.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income.

Dividends Received Deduction.

In general, dividends of net investment income received by corporate Investors of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate Investor fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividends received by the Fund from the Master Fund, see “Investment in Master Fund,” below.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual Investors and will not be eligible for the dividends-received deduction for corporate Investors.

Special Rules for Debt Obligations.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, an Investment Fund or, if applicable, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger capital gain dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Securities.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs.

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“U.S. REITs”) may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies.

The Fund will invest in Investment Funds that are classified as PFICs for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund Investors. However, the Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC in which it holds an interest as “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder of a PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Where the mark-to-market election is made, the Fund may be required to recognize income (which generally must be distributed to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Options and Futures.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investment in Master Fund.

Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of shares of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses unless (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of shares of the Master Fund. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in shares of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.

When, incident to a repurchase offer by the Fund, the Master Fund makes a tender offer for its shares (as described under “Summary of Terms—Repurchases” in the Fund’s Prospectus), the Fund may be treated as having received a taxable dividend from the Master Fund. In such a case, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund. Dividend treatment of a tender by the Fund would affect the amount and character of income required to be distributed by both the Fund and the Master Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Master Fund.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Master Fund.

The Fund expects to be a “qualified fund of funds”—that is, a RIC at least 50% of its total assets of which consists, at the close of each quarter of the RIC’s taxable year, of interests in other RICs (here, the Master Fund).

As a result, the Fund will be permitted to elect to pass through to its Investors foreign income taxes and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by the Master Fund, if the Master Fund itself elected to pass such taxes through to Investors, so that Investors of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund or the Master Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information.

Backup Withholding.

The Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Investors, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Investors at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale or Exchange of Shares.

The sale, redemption or other taxable disposition of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Investor with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund intends to make a tender offer for its Shares (as described under “Repurchases and Transfers of Shares” in the Fund’s Prospectus). Investors who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its Investors.

The Master Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 Investors at all times during a taxable year. The Master Fund does not expect to be considered a “publicly offered” RIC. Very generally, pursuant to Treasury Department regulations, expenses of nonpublicly offered RICs, except those specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These affected expenses (which include management fees) are treated as additional dividends to certain Master Fund Investors (generally including individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those Investors, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if an Investor recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor, the Investor must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Investors of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Investors of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund is a qualified fund of funds, it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investment in Master Fund” above). Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Investors.

Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid) by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign Investor directly, would not be subject to withholding. Distributions properly reported as capital gain dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign Investor, to the extent such distributions are properly reported as such by the Fund in a written notice to Investors (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to Investors (“short-term capital gain dividends”). This exception to withholding for interest-related dividends does not apply to distributions to a foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign Investor is the issuer or is a 10% Investor of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign Investor and the foreign Investor is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that paid such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. It is currently unclear whether Congress will extend the exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, or what the terms of such an extension would be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign Investor’s sale of shares of the Fund or to the capital gain dividend the foreign Investor received (as described below).

USRPHC Rules.

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign Investor attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or U.S. REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign Investor’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier U.S. REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% foreign Investor generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign Investors should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign Investors with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Investor in the United States. More generally, foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Investors should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including capital gain dividends, and the proceeds of the sale, redemption or other disposition of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Investors described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as January 1, 2014.

Each prospective Investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm, for the Master Fund and Subsidiary contained in Blackstone Alternative Alpha Fund’s Annual Report are hereby incorporated by reference. A copy of the Annual Report may be obtained upon request and without charge by writing Citi Fund Services Ohio, Inc. at 3435 Seltzer Road, Columbus, Ohio 43219, or by calling 1-888-386-9490. No other portions of Blackstone Alternative Alpha Fund’s Annual Report are incorporated herein by reference.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholder of Blackstone Alternative Alpha Fund II

We have audited the accompanying statement of assets and liabilities of Blackstone Alternative Alpha Fund II (the “Fund”) as of May 31, 2013, and the related statements of operations and changes in net assets for the period March 5, 2013 (date of inception) to May 31, 2013. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Blackstone Alternative Alpha Fund II as of May 31, 2013, the results of its operations and the changes in its net assets for the period March 5, 2013 (date of inception) to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

New York, NY

June 17, 2013

Blackstone Alternative Alpha Fund II

Statement of Assets and Liabilities

As of May 31, 2013

ASSETS
Cash	$100,000
Deferred offering costs	272,850
Expense reimbursement receiveable from Investment Manager	115,650

Total assets	$488,500

LIABILITIES
Payable for offering costs	$272,850
Payable for organization costs	115,650

Total liabilities	$388,500

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS
Paid in capital	$100,000

Advisor Class III Shares
Shares of beneficial interest outstanding, no par value, unlimited shares authorized	100

Net asset value per share	$1,000.00

Offering price per share	$1,000.00

See accompanying notes to financial statements.

Blackstone Alternative Alpha Fund II

Statement of Operations

For the Period March 5, 2013 (date of inception) to May 31, 2013

Fund Income:	$—

Fund Expenses:
Organization	115,650

Total Fund expenses	115,650

Less expenses reimbursed by Investment Manager	(115,650)

Net Fund expenses	—

Net investment income (loss)	$—

See accompanying notes to financial statements.

Blackstone Alternative Alpha Fund II

Statement of Changes in Net Assets

For the Period March 5, 2013 (date of inception) to May 31, 2013

Increase in Net Assets:
Operations:
Net investment income (loss)	$—

Capital Transactions
Shareholder subscriptions	100,000

Net Assets:
Total increase in net assets	100,000
Beginning of period	—

End of period	$100,000

Share Transactions:
Shares issued	100

See accompanying notes to financial statements.

Blackstone Alternative Alpha Fund II

Notes to Financial Statements

For the Period March 5, 2013 (date of inception) to May 31, 2013

1.	Organization

Blackstone Alternative Alpha Fund II (the “Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to pursue its investment objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a continuously offered, closed-end management investment company with the same investment objective and substantially the same investment policies of the Fund. The Fund also intends to register an offering of its shares under the Securities Act of 1933 (the “1933 Act”).

The investment manager of the Fund and the Master Fund is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment advisor under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Fund and the Master Fund supervises the conduct of the Fund’s and Master Fund’s affairs and pursuant to the investment advisory agreement, has engaged BAAM to manage the Fund’s and the Master Fund’s day-to-day investment activities.

The Fund has no operations to date other than matters relating to its organization and sale of 100 shares of beneficial interest in the Advisor Class III Shares of the Fund to the Investment Manager at a net asset value of $1,000 per share.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2.	Basis of Presentation

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and is stated in U.S. dollars.

The preparation of the financial statement in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the amount of reported assets, liabilities, and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates and these differences could be material.

3.	Significant Accounting Policies

Cash and Cash Equivalents

The Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be cash equivalents. At May 31, 2013, the Fund held $100,000 at a major U.S. bank.

Contingencies

Under the Fund’s Declaration of Trust, the Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications and expects the risk of loss to be remote.

Income Taxes

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net long-term

Blackstone Alternative Alpha Fund II

Notes to Financial Statements

For the Period March 5, 2013 (date of inception) to May 31, 2013 capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund plans to file U.S. Federal and various state and local tax returns.

Organization Costs

Organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Investment Manager. Total estimated organizational expenses incurred through May 31, 2013 are $115,650.

Offering Costs

At May 31, 2013 the Fund had $272,850 payable to the Investment Manager for offering costs paid by the Investment Manager on behalf of the Fund. This amount is recorded as a Payable for offering costs in the Statement of Assets and Liabilities. Offering costs will be accounted for as a deferred charge until commencement of operations and thereafter amortized over 12 months on a straight-line basis.

4.	Fund Terms

Issuance of Shares

The Fund has filed a registration statement under the 1933 Act seeking to register an offering of $250,000,000 in shares of beneficial interest (the “Shares”). During the initial offering period, the Fund will offer Advisor Class I Shares, Advisor Class II Shares and Advisor Class III Shares. The Fund will issue Shares to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares. The Fund reserves the right to reject any applications for subscriptions of Shares. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.

Repurchase of Shares

The Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12 month period following acquisition may be subject to an early withdrawal fee of 2% of the aggregate net asset value of the Shares repurchased by the Fund. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects that it will recommend to the Fund’s Board that the Fund’s initial Tender Valuation Date be September 30, 2013 and it expects to recommend quarterly repurchases thereafter. Since the Fund’s assets will consist primarily of its investment in the Master Fund, the ability of the Fund to have its Shares in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy.

5.	Related Party Transactions

Management Fee

The Investment Manager will not charge the Fund an advisory fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Master Fund will pay the Investment Manager an advisory fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value. The Management Fee for any period less than a full quarter will be prorated.

Blackstone Alternative Alpha Fund II

Notes to Financial Statements

For the Period March 5, 2013 (date of inception) to May 31, 2013

Expense Limitation and Reimbursement

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement (the “Agreement”) with the Fund to limit the amount of the Fund’s Specified Expenses (as defined below) not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”). Specified Expenses includes all expenses incurred in the business of the Fund or of the Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and Service Fees, (iii) fees and expenses of the Investee Funds in with the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund and the Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceeds the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Investment Manager may discontinue its obligations under the Agreement at any time in its sole discretion after March 31, 2016. The Fund has agreed to repay the amounts borne by the Investment Manager under the Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, to the extent the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The repayment may not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month of repayment to exceed the Expense Cap. As of May 31, 2013, the repayments that may potentially be made by the Fund to the Investment Manager are $115,300. The Investment Manager has voluntarily agreed to reimburse the Fund for $350 of organization costs.

Distribution and Servicing Agreement

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Fund (the “Distributor”). The Fund will pay the Distributor a fee (the “Distribution and Service Fee”) equal to 0.40% (annualized) of the average net assets of the Fund that are attributable to the Advisor Class I Shares and 0.25% (annualized) of the average net assets of the Fund that are attributable to Advisor Class II Shares. There is no Distribution and Service Fee attributable to Advisor Class III Shares.

6.	Administration Agreement

Citi Fund Services Ohio, Inc. (the “Administrator”) serves as the independent administrator and Citibank, N.A. (the “Custodian”) serves as the custodian to the Fund. Under the Fund Services Fee proposal, the Administrator is responsible for keeping financial books and records of the Fund and generally managing the administrative affairs and transfer agency services. The Administrator is entitled to receive (1) 7 basis points of the first $500 million (of which 2.80 basis points is allocated to the Fund), plus 5 basis points on the next $500 million (of which 2.00 basis points is allocated to the Fund), plus 4 basis points in excess of $1 billion (of which 1.60 basis points is allocated to the Fund), all in aggregate net assets of the Master Fund for administration, fund accounting and transfer agency services and (2) $112,500 (of which $37,500 is allocated to the Fund) for regulatory administrative services. The Custodian is entitled to receive $26,000 (of which $3,000 is allocated to the Fund) for custody services.

7.	Subsequent Events

The Fund has evaluated the impact of subsequent events through the date of the financial statements issuance and determined there were no subsequent events requiring adjustment to or disclosure in the financial statements.

Appendix A

Proxy Voting Policies and Procedures

The Master Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines, which the Fund has adopted. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. Set forth below is a copy of the Adviser’s proxy voting policy.

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from its investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

As a note, the requirements and procedures described herein are applicable to the extent the Fund holds securities directly. Underlying investment managers are typically responsible for and vote on behalf of limited partners or shareholders for securities that are held at that level.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be reported on Form N-PX.

Adviser Proxy Voting Policies and Procedures

By virtue of the Adviser’s relationship as general partner or investment manager of the clients of the Adviser, the Adviser has proxy voting authority with respect to client securities. When voting proxies on behalf of clients (including the Fund), the Adviser’s overall objective is to vote proxies in the best interest of the clients and, in so doing, to maximize the value of the investments made by the clients taking into consideration the clients’ investment horizons and other relevant factors.

This document sets forth the Adviser’s policies and procedures that are designed to meet these overall objectives. As described below, these policies and procedures address the following areas:

•	The personnel responsible for monitoring corporate actions, deciding how to vote proxies and ensuring that proxies are submitted in a timely manner;

•	The basis on which decisions are made regarding whether and how to vote proxies depending on the nature of the matter at issue;

•	The approach to addressing material conflicts of interest that may arise between us and our clients when voting proxies and how we resolve those conflicts in the best interest of our clients;

•	The means by which the clients and their investors may obtain information about proxy voting; and

•	The books and records that we retain in connection with our proxy voting.

While the Adviser endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. Such deviations will be reported to the Board, in advance of taking such action, if practicable. In addition, the Adviser will apply our proxy voting policies and procedures to votes cast with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

A.	General Procedures

1.	Monitoring Corporate Actions

The clients of the Adviser generally make a limited number of investments in equity securities. When the Adviser receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the company’s corporate secretary or transfer agent to the BAAM employee who is designated to receive notices in the definitive documentation governing the client’s investment (the “Proxy Recipient”). The Proxy Recipient must inform the Head Trader and the Head of Middle Office and Operations of such receipt and review the materials, determine which client(s) hold the securities and confirm the number of securities with Head Trader and the Head of Middle Office and Operations. The Proxy Recipient will consult with a member of the Investment Committee. The Proxy Recipient will monitor the voting deadline, together with the IC Designee (defined below), to ensure that the deadline for the response is met.

2.	Determination of Voting Decisions

Decisions on how to vote a proxy generally are made by the Adviser’s Investment Committee. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. A member of the Investment Committee may designate a member of the investment team (the “IC Designee”) to consult with the CCO, the members of the Investment Committee and other members of the investment team covering the applicable security regarding decisions and completion of the proxy material. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, BAAM may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.1 The IC Designee will report the outcome and the basis of such outcome to the Investment Committee for approval.

3.	Communication of Decision

After making a decision to vote a proxy and determining how to vote the proxy, the Investment Committee or their designee will then submit the vote. The IC Designee will send completed copies of the proxy materials to the Proxy Recipient, the Head of Middle Office and Operations and the CCO. The physical procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

B.	Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter at issue. When determining how to vote proxies, the Investment Committee will be guided by the general policies set forth below. These general policies are intended to promote a consistent approach to proxy voting. We will, however, periodically review these policies and procedures and they may be updated as a result.

The Adviser views proxy subject matters as falling within the general categories described below.

1.	Company Management and Auditors

Proxy votes on company management include matters relating to the election of a company’s board of directors and the appointment of its independent auditors. BAAM generally will vote in support of management’s slated board of directors. The Adviser may choose not to support such directors, however, when special circumstances necessitate otherwise, including for example when management compensation appears inconsistent with a company’s performance or when the board has failed to take corrective action to address persistent problems that impact the company’s performance. When asked to vote on the appointment of a company’s auditors, BAAM will support the recommendation of a company’s board, unless auditors have changed frequently or there is reasonable concern as to the independence of the auditors.

[1]	In determining whether the cost of voting a proxy outweighs its expected benefit to clients, the Investment Committee may consider factors such as (1) the subject matter of the vote; (2) the additional length of time that BAAM anticipates holding the investment; and (3) logistical issues associated with voting proxies for foreign companies.

2.	Executive and Director Compensation

BAAM believes that executive compensation plans should be in line with the interests of company shareholders. The Adviser’s general policy is to consider, on a case-by-case basis, new and amended executive compensation plans and to support those executive compensation plans that provide management with the ability to administer fair, competitive compensation packages to executives, so long as those plans do not provide for unmerited preferential treatment or result in excessive dilution of existing shareholders’ ownership interests. The Adviser also has observed that shareholder proposals on executive compensation typically call for specific limits. The Adviser believes that executive compensation generally should be determined by a company’s compensation committee composed primarily of independent directors and thus the Adviser usually will not support compensation-related shareholder proposals. With respect to director compensation, BAAM believes that it is important to consider each director’s total compensation package, including any annual retainer, meeting fees, stock options or grants and the level of pension benefits.

3.	Corporate Structure and Shareholder Rights

The Adviser views proxy votes on matters relating to changes in a company’s bylaws as falling within the category of “corporate structure and shareholders rights.” These matters may be proposed by either management or shareholders and typically address issues such as cumulative voting, preemptive rights, confidential voting, supermajority voting and similar matters. BAAM will review these matters on a case-by-cases basis and will generally vote in favor of those measures that provide management with the most operational flexibility without compromising the ownership rights of shareholders as such rights are set forth in the company’s organizational documents and any agreements with the Funds we manage.

4.	Corporate and Social Policy Issues

The Adviser views corporate and social policy issues primarily as “ordinary business matters.”2 In addition, we view those ordinary business matters that have a direct or indirect impact on a company’s profitability as primarily the responsibility of management which should be approved solely by the company’s board of directors. Accordingly, the Adviser generally abstains or votes against proxy votes on corporate and social policy issues proposed by shareholders. Exceptions may be made when an issue may have significant economic consequences.

5.	Deviations from the General Policies

In the course of determining how to vote a particular proxy, the Adviser may encounter situations where strict adherence to the general policies described above could result in a decision that is not in a client’s best interest. In those situations, the Investment Committee may decide to vote in another manner, but will generally consult with the CCO before doing so.

C.	Conflicts of Interest

A conflict of interest may occur where BAAM or any of its employees or affiliates has a direct or indirect economic stake in the outcome of a proxy vote. Potential conflicts could arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

•	A failure to vote in favor of management may harm the relationship of the Adviser, of another client has, or an affiliate, with the company.

•	A failure to vote in favor of a particular proposal may harm the relationship of the Adviser, of another client, or an affiliate, with the proponent of the proposal.

[2]	Social policy issues may relate to a wide range of matters, including, for example, environmental issues, bank lending practices, corporate political contributions and activities, alcohol and tobacco advertising, conducting business in specified countries, involvement in nuclear defense systems and similar matters.

•

A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as where an officer of BAAM has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein.

Due to the close monitoring of company activities by BAAM, the Adviser expects to be aware of any potential conflicts of interest that may arise. The Adviser also requires the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a fund’s investment in a particular company.

When a potential conflict arises between BAAM, on the one hand, and one or more of clients of BAAM, on the other, the CCO, in consultation with the Investment Committee, will evaluate the matter to determine whether an actual conflict exists. Where an actual conflict exists, BAAM will take necessary and appropriate steps to eliminate the conflict, which may include removing a particular member of the Investment Committee from the voting process or taking similar actions. In addition, the Adviser may consider the following as potential methods for resolving conflicts: (i) disclosing the matter to the board of directors, if any, of the client and obtaining such board’s consent or direction, or (ii) suggesting to the board of directors, if any, that such board hire a third party to make a determination on how to vote a particular proxy.

Finally, situations may arise in which more than one client invests in the same company or another entity of BAAM invests in the same company. In these situations, two or more clients may have different investment objectives, client-specific voting policies or ultimate economic interests. In these situations, clients may cast opposing votes, although the Investment Committee will generally consult with the CCO before doing so.

D.	Providing Proxy Voting Information to Clients

We acknowledge that limited partners and shareholders have a right to information about how we vote client proxies and we will make information available on request. We also will make a copy of these policies and procedures available on request. When a limited partner makes a request about a particular vote, we usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) we cast the vote on the matter and (4) any other reasonable information a limited partner might request. Proxy voting information and the procedure for obtaining such information will be included in BAAM’s Form ADV which is available to each limited partner, and on Form N-PX, which contains the Funds’ proxy voting records for the most recent twelve-month period ended June 30 and is publicly-available through the SEC’s EDGAR database.

E.	Books and Records

BAAM must maintain the following additional records relating to proxy voting, which must be maintained by the CCO in an easily accessible place for five years, the first two years in BAAM’s offices.

A copy of these proxy voting policies and procedures;

A copy of each proxy statement received by BAAM regarding client securities;

A record of each vote cast by BAAM on behalf of a client;

A copy of all memoranda or similar documents created by BAAM that were material to making a decision on the voting of client securities or that memorialize the basis for that decision; and

A copy of each written request by a limited partner for information on how BAAM voted proxies on behalf of a client, and a copy of any written response by BAAM to any request (written or oral) by a limited partner for information on how BAAM voted proxies on behalf of the client.

BAAM may satisfy the requirements to maintain copies of proxy statements received and a record of votes cast on behalf of the clients by relying on third parties to make and retain, on behalf of BAAM, a copy of such proxy statements and voting records (provided that if BAAM is relying on this method, it has obtained an undertaking from the third party to provide a copy of the proxy statements and voting records promptly upon request). BAAM also may satisfy the requirement to maintain copies of proxy statements by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system (to the extent that such proxy statements are available through the EDGAR system).